®
PG&E
UBS Electric Power, Natural Gas, MLP Conference
February 29 and March 1, 2012
Kent Harvey
Chief Financial Officer, PG&E Corporation
Corporation
Exhibit 99

This presentation contains forward-looking statements about management's guidance for PG&E Corporation’s 2012 earnings per share and various assumptions and estimates on which such guidance is based, including forecasts of costs, capital expenditures, and future equity issuances, and estimated liabilities for penalties associated with natural gas matters, third-party liabilities associated with the September 9, 2010 natural gas pipeline accident in San
Bruno, California, and environmental remediation. These statements are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the outcome of pending and future investigations and regulatory proceedings related to the San Bruno accident, and the safety of the Utility’s natural gas transmission pipelines in its service territory; the ultimate amount of costs the Utility incurs for natural gas matters that are not recovered through rates; the ultimate amount of third-party claims associated with the San Bruno accident that are not recovered through insurance; the amount of any punitive damages arising from the civil litigation related to the
San Bruno accident; and the amount of any civil or criminal penalties the Utility may incur related to noncompliance with regulations, rules, and orders;
• whether PG&E Corporation and the Utility are able to repair the reputational harm they have suffered which, in part, will depend on their ability to adequately and timely respond to the findings and recommendations made by the NTSB and CPUC’s independent review panel and cure the deficiencies that have been identified in the Utility’s operating practices and procedures and corporate culture; developments that may occur in the various investigations of the San Bruno accident and natural gas matters; the decisions, findings, or orders issued in connection with these investigations, including the amount of civil or criminal penalties that may be imposed on the Utility, developments that may occur in the civil litigation related to the San Bruno accident; and the extent of service disruptions that may occur due to changes in pipeline pressure as the Utility continues to inspect and test pipelines;
• explosions, fires, accidents, mechanical breakdowns, equipment failures, human errors, labor disruptions, and similar events, as well as acts of terrorism, war, or vandalism, including cyber-attacks, that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies, and subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory penalties on the Utility;
• the impact of storms, tornados, floods, drought, earthquakes, tsunamis, wildland and other fires, pandemics, solar events, electromagnetic events, and other natural disasters, or that affect customer demand or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
• the results of seismic studies the Utility is conducting that could affect the Utility’s ability to continue operating Diablo Canyon or renew the operating licenses for Diablo
Canyon, and the impact of new regulatory orders, legislation, regulations, or policies that may be adopted in the future to address the operations, security, safety, or decommissioning of nuclear facilities, the storage of spent nuclear fuel, seismic design, cooling water intake, or other issues;
• the impact of federal or state laws or regulations, or their interpretation, on energy policy and the regulation of utilities and their holding companies, including how the
CPUC interprets and enforces the financial and other conditions imposed on PG&E Corporation when it became the Utility’s holding company, and whether the outcome of proceedings and investigations relating to the Utility’s natural gas operations affects the Utility’s ability to make distributions to PG&E Corporation in the form of dividends or share repurchases;
• whether the Utility’s newly installed electric and gas SmartMeterTM devices and related software systems and wireless communications equipment continue to accurately and timely measure customer energy usage and generate billing information, and whether the Utility can continue to rely on third-party vendors and contractors to support the advanced metering system;
• whether the Utility is able to protect its information technology, operating systems and networks, including the advanced metering system infrastructure, from damage, disruption, or failure caused by cyber-attacks, computer viruses, and other hazards; and whether the Utility’s security measures are sufficient to protect the confidential customer, vendor and financial data contained in such systems and networks from unauthorized access and disclosure;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental remediation laws, regulations, and orders; the extent to which the Utility is able to recover compliance and remediation costs from third parties or through rates or insurance, and the ultimate amount of environmental remediation costs the Utility incurs in connection with its natural gas compressor station located near Hinkley, California which costs are not recoverable through insurance or rates;
• and other factors and risks discussed in PG&E Corporation and the Utility’s 2011 Annual Report to Shareholders and incorporated by reference into their combined Annual Report on Form 10-K for the year ended December 31, 2011.
Safe Harbor Statement

Position company
for success
Key Focus Areas
Resolve gas issues
Rebuild relationships
with key stakeholders
• Move forward with
 gas work planned in
 2012
• Work to resolve
 regulatory
 proceedings
• Conduct rigorous
 benchmarking
• Build culture of
 continuous
 improvement
• Provide excellent
 service
• Meet commitments
 to customers and
 regulators

Resolve Gas Issues
Gas
Operations
 • Completed work
 ▪ Validated MAOP for 2000+ pipeline miles
 including all urban pipelines
 ▪ Pressure tested ~160 miles
 • Three Investigations
 ▪ Recordkeeping
 ▪ Class Location
 ▪ Gas Pipeline
 • Staff Citation Authority
 ▪ $16.8M for self-report of missing maps
 • Rulemaking
 ▪ No action on memo account
 ▪ Hearings in March
Regulatory
Developments

Regulatory Calendar
Gas Pipeline
Safety OIR
R. 11-02-019
Recordkeeping
OII
I. 11-02-016
Class Location
OII
I. 11-11-009
Gas Pipeline
OII
I. 12-01-007
1/31: Intervenor
Testimony
2/28: PG&E Rebuttal Testimony
3/12-3/23: Hearings
3/5: Staff Report
4/5: Intervenor Testimony
6/25: PG&E Response
9/5-9/19: Evidentiary
Hearings
Mid-Nov: Case
Submitted
Dec/Jan: Presiding
Officer’s Decision
Feb 2013: Presiding
Officer’s Decision Final
2/3: Prehearing
Conference
4/2: Filing to Update Outstanding Issues
Mid-Apr:
Prehearing Conference
2/14: Prehearing
Conference
3/16: CPSD
Testimony
4/16: Intervenor Testimony
6/15: PG&E Testimony
8/10: CPSD Rebuttal
Testimony
Late Aug: Prehearing
Conference #2
9/7: Discovery Cut-Off
9/17: Evidentiary Hearings Start

4Q		2011	
	Earnings (millions)	EPS	Earnings (millions)	EPS
Earnings from Operations	$ 366	$ 0.89	$ 1,438	$ 3.58
Items Impacting Comparability				
Natural Gas Matters	(283)	(0.69)	(520)	(1.30)
Environmental-Related Costs	-	-	(74)	(0.18)
Earnings on a GAAP Basis	**$ 83**	**$ 0.20**	**$ 844**	**$ 2.10**

Natural Gas Matters (millions, pre-tax)		
	4Q 2011	2011
Pipeline-related costs	$ (180)	$ (483)
Penalties	(200)	(200)
Third-party liability claims	-	(155)
Insurance recoveries	39	99
Total	**$ (341)**	**$ (739)**

4Q 2011 Earnings Results

2012 Gas Pipeline Related Costs(1)
$100-200 million
(non-PSEP costs)
PSEP  $230 million
Non-PSEP  $100-200 million
Total  $330-430 million
$450-550 million
(PSEP & non-PSEP costs)
Previous  $330-430 million
Increase  $120 million
 Total $450-550 million
Assumed PSEP
approved as filed
Assumes PSEP not resolved
until end of 2012
PIPELINE
WORK
PSEP
RECOVERY
IIC
GUIDANCE
(GAAP Guidance)
Current
Previous
+ strength
testing costs

+ carryover work
(1) Current as of February 16, 2012, the date of PG&E Corporation’s earnings release

Low	High
EPS from Operations	$ 3.10	$ 3.30
Estimated Items Impacting Comparability		
Natural Gas Matters	(1.08)	(0.63)
Environmental-Related Costs	(0.14)	0.00
Estimated EPS on a GAAP Basis	**$ 1.88**	**$ 2.67**

Natural Gas Matters (millions, pre-tax)		
	Low guidance range	**High guidance range**
Pipeline-related costs	$ (550)	$ (450)
Penalties	-	-
Third-party liability claims	(225)	0
Insurance recoveries	-	-
Total	**$ (775)**	**$ (450)**

2012 EPS Guidance(1)
(1)Current as of February 16, 2012, the date of PG&E Corporation’s earnings release
Includes full cost of PSEP in 2012, pending regulatory decision. The guidance range for 2012 does not include future insurance recoveries or potential penalties (other than those already accrued) or any potential punitive damages.

$600
$500
$400
$300
$200
$100
$0
~$600M
($276M)
~$300M
~$600M

2012 Equity Issuance(1)
+ Higher
 unrecovered
 gas costs
+ Accrual for
 penalty
− Q4 2011
 Actual
 Issuance
Previous Estimate
Q4 2011 - Q4 2012
2011:   $686 million actual equity issued
2012:  ~$600 million estimated equity need
Current Estimate
Q1 2012 - Q4 2012
(1) Current as of February 16, 2012, the date of PG&E Corporation’s earnings release

®
Appendix

($ billions)
28.0
26.0
24.0
22.0
20.0
18.0
16.0
14.0
12.0
10.0
~$1.6
~$24.5
2012
Forecast CWIP
Total Authorized Rate Base

Assumptions for 2012
Guidance(1)
2012: ~$4,600 - $4,800
Capital Expenditures Forecast
($ millions)
Authorized ROE: 11.35%
Equity Ratio:   52%
Cost of Capital
Additional Expenses
($ millions)
2012: ~$200 incremental spend
2013: Comparable amount
Authorized Rate Base
(weighted average)
(1) Current as of February 16, 2012, the date of PG&E Corporation’s earnings release